MFS® SERIES TRUST XII:

MFS® Sector Rotational Fund

Supplement to Current Prospectus

Effective February 1, 2010, Valley Forge Capital Advisors, Inc. will no longer serve as the sub-adviser of the MFS® Sector Rotational Fund and MFS will assume responsibility for day-to-day management of the fund’s portfolio in its capacity as the fund’s investment adviser.

Accordingly, effective February 1, 2010, the section entitled “Principal Investment Strategies” under the main heading “Risk Return Summary” is replaced in its entirety as follows:

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in companies of any size.

MFS may invest the fund’s assets in foreign securities.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for the fund.  Investments for the fund are selected based on fundamental and quantitative analysis of each investment.  MFS uses fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability.  MFS also uses a proprietary quantitative model to forecast the expected return of an investment.  Factors considered by the quantitative model include valuation, price momentum and earnings quality.  As a result of MFS’ investment selection process, MFS may invest a relatively large percentage of the fund’s assets in a single sector or a small number of sectors.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Effective February 1, 2010, the paragraph entitled “Non-Diversification Risk” in the section entitled “Principal Risks” under the main heading “Risk Return Summary” is hereby deleted.

Effective February 1, 2010, references to “Valley Forge” in the section entitled “Principal Risks” under the main heading “Risk Return Summary” is hereby changed to “MFS”.

Effective February 1, 2010, the following paragraph is added to the sub-section entitled “Bar Chart” under the section entitled “Bar Chart and Performance Table” under the main heading “Risk Return Summary”:

Performance information for periods from January 3, 2007 until February 1, 2010, reflects periods where Valley Forge Capital Advisors, Inc. served as sub-advisor to the fund and was responsible for selecting investments for the fund.

Effective February 1, 2010, the section entitled “Sub-Investment Adviser” under the main heading “Management of the Fund” is hereby deleted in its entirety.

Effective February 1, 2010, the section entitled “Portfolio Manager(s)” under the main heading “Management of the Fund” is restated in its entirety as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund unless otherwise specified.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Matthew W. Krummell	Portfolio Manager	February 2010	Employed in the investment area of MFS since 2001

The date of this supplement is February 1, 2010.